UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2005

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                     000-07539              13-2599131
       --------                     ---------              ----------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
   of Incorporation)                                    Identification Number)

                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666

================================================================================


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ITEM 2.02      Results of Operations and Financial Condition

(a) On March 7, 2005, Windsortech, Inc. issued a press release disclosing its financial results for the three and twelve months ended December 31, 2004. Text of the press release dated March 7, 2005, titled "Windsortech Reports 159% Increase in Fourth Quarter Revenues" is furnished as Exhibit 99.1 to this current report.
(b) The following exhibits are being filed or furnished with this report:

Exhibit 99.1   a.   Text of press release issued by WindsorTech, Inc. dated
                    March 7, 2005, titled "Windsortech Reports 159% Increase in
                    Fourth Quarter Revenues"



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: March 11, 2005                        By:  /s/  Edward L. Cummings
                                               ------------------------------
                                                    Edward L. Cummings
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer


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